Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent events
Subsequent events

27.Subsequent events

Strategic Integration Transactions with Geely Group

On February 14, 2025 (“the Closing Date”), the Group acquired 30% equity interest of Lynk&Co from Volvo Car (China) Investment Co., Ltd. and 20% from Geely Holding at total consideration of RMB 5.4 billion (US$739.8 million) and RMB3.6 billion (US$493.2 million), respectively. Additionally, the Group subscribed to an increase in Lynk&Co’s registered capital for a subscription price of RMB367 million (US$ 50 million). Following the equity transfer and capital injection, Lynk&Co is owned as to 51% by the Group and 49% by a Subsidiary of Geely Auto. On the Closing Date, the Group settled RMB6.7 billion (US$ 913.4 million) of the transaction consideration and planned to settle the rest consideration within twelve months.

On January 26, 2025, the Company entered into a mergers and acquisitions financing agreement (the “M&A financing Agreement”) with several banks. The total whole loan is RMB5.6 billion, in which RMB850 million, RMB800 million, RMB1,000 million, RMB1,100 million, RMB1,200 million and RMB670 million with maturity dates in years ended December 31, 2027, 2028, 2029, 2030, 2031, and 2032, respectively. The agreement bears interest at weighted interest rate appropriately of 2.67%, and the borrowing is guaranteed by Geely Holding. Proceeds from the agreement were used to provide financing for the acquisition of Lynk&Co., and to pay fees and expenses associated with the transaction.